UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2025

ALIXO-YOLLOO CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-272825	37-1922983
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1712 Pioneer Avenue, Suite 500

Cheyenne, Wyoming 82001

(Address of Principal Executive Offices) (Zip Code)

(561) 789-1139

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 Changes in Control of Registrant.

Effective August 28, 2025, Rassul Sadubayev, the previous majority shareholder of Alixo-Yolloo Corporation (the “Company”), entered into a stock purchase agreement for the sale of 2,000,000 shares of Common Stock of the Company, representing approximately 54.1% of the issued and outstanding shares of Common Stock of the Company as of such date, to Tax Credits International, Inc.(TCI), a company registered in Puerto Rico. TCI also purchased shares from six other ALXY shareholders giving it sixty-four percent (63.4%) ownership of the shares outstanding. Four other investors purchased the remaining shares. As such, TCI was able to unilaterally control the election of our board of directors, all matters upon which shareholder approval is required and, ultimately, the direction of our Company. A board meeting was suggested for a new Board and a wish to change the company name to MADE IN USA INC. Until a name change happen through FINRA the company could operate as ALIXI-YOLLOO CORP. dba MADE IN USA INC. TCI also suggested a new symbol from “ALXY” to “MADE”.

Also on August 28, 2025,

Anastasia Zadorozhna; Patryk Czerwinski; Rassul Sadakbayev; and Yeleussiz Dyussimbekov, resigned from all executive officer positions with the Company, including Chief Executive Officer and President, and as members of the Board, and effective upon such resignations, the following were appointed as Officers and Directors as follows:

•	Adam Reiser – Chief Executive Officer and Chairman of the Board
•	Steven Sprague – President
•	Dominick F. Maggio – Chief Operating Officer and Secretary
•	John Polyak – Chief Financial Officer
•	Michelle Tan – EVP/Director
•	Marty Martin – Independent Director
•	Larry Light – Director
•	Luci Sheehan – Director
•	Pete Petropoulos - Director

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The disclosures set forth in Item 5.01 above are incorporated by reference into this Item 5.02(a).

The business background descriptions of the newly appointed officer and director is as follows:

ADAM REISER, Co-Founder/CEO/Chairman

Mr. Adam Reiser, the Co-founder of MADE IN USA INC. (https://madeinusa.one) is recognized as a leading expert in Information Technology in the United States. He has a distinguished career spanning over four decades. His journey began with his service in the U.S. Navy, which laid the foundation for his exceptional and highly innovative career. With over 30 years of experience in the certification business, Adam has played a pivotal role in supporting U.S. manufacturers, farmers, and businesses, helping to ensure product quality and safety, including critical work in baby formula and food poisoning recall management. He is a leading supporter of reshoring businesses back to the United States that supports US jobs and products that are truly “MADE IN THE USA”. His expertise spans innovative financial designs, nutrient credits, ESG validation and compliance, blockchain integration, and the clean-up of vital ecosystems such as estuaries and rivers, all of which promote economic growth and environmental stewardship. Adam advocates for solutions backed by independent, repeatable scientific evidence, emphasizing open-source transparency. His initiatives, such as leveraging IoT, AI, blockchain, and innovative financial designs for water remediation, position him at the forefront of the green economy, driving sustainable change in industries that impact global environmental health. Those same technological innovations will assist in the transparency associated with tracking and tracing food, pharmaceuticals and all manner of products to both prove their origin, while aiding purchasers with a wealth of knowledge about their purchases, and their manufacturer. Mr. Reiser’s accomplishments have made him a guest speaker worldwide on technologies that impact both the economy and the well-being of the people everywhere.

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STEVEN SPRAGUE, President

Steven Sprague is one of the principal industry evangelists for the application of trusted computing technology. Steven has a strong technical foundation in the principles, capabilities and business models of digital commerce, digital assurance, and identity. He is skilled at translating these concepts into layman’s terms. Steven has been part of early adoption of E-signature, Digital Identity, privacy, Machine identity and integrity, decentralized Cyber security, Blockchain and trusted execution. Exploring the foundations from physical commerce to all digital commerce and payments. Steven Sprague was CEO and President at Wave System Corp. a Nasdaq company, taking the company from delisting in 1997 to over a $2 billion valuation in 2000 and leading the industry in OEM and enterprise trusted computing software. In 2013, he founded RIVETZ, an early participant in decentralized cyber security and Mobile Blockchain transactions. RIVETZ was also an early participant in the ICO process and completed a token launch event in September of 2017 and developed early models for utility token security and services. Steven has served as both a Board member and Advisor to a number of early-stage startup companies. Steven has received over a dozen patents in the area of trusted computing, data security and microtransactions. Steven graduated from Cornell University with a B.S. in Mechanical Engineering.

DOMINICK F. “Dom” MAGGIO, Chief Operating Officer

Dominick F. Maggio has been a key collaborator with Adam Reiser for 27 years. His expertise spans the initiation, development, promotion, and management of various companies, from startups to established corporations across multiple sectors, including energy, healthcare, and technology. Before joining the MADE IN USA INC. Team, Maggio advised VERDISYS LLC, an oil and gas firm, contributing to a fundraising effort of over $200 million. He founded AMDG Incorporated, a global consulting business. He played a pivotal role in founding Maxim TEP, Inc., where he helped raise over $90 million for oil field acquisitions across five states. In 2008, he co-founded a venture in Dubai with HH Sheikh Hamad bin Khalifa Al Nahyan, introducing Fast Cash, an innovative payroll and banking solution for international workers. Between 1999 and 2003, Maggio was instrumental in the growth and public listing of US Data Authority (USDA), first COO and eventually President, a company offering high-speed internet services nationwide. He orchestrated the company's sale to a Spanish conglomerate. As president of his advertising firm in Tampa, Florida, he produced over 400 TV and radio ads, wrote jingles, and received creative accolades, selling his share of Maggio, Simpson & Hanes in 1986. His career also includes producing a CBS children’s TV pilot, “Animal Week,” and roles in the rebranding and promotion of two public companies, liaising with the SEC and FDA. Maggio's experience encompasses work in Europe, the Middle East, South America, and China. He holds a BA in Mass Communications from the University of South Florida.

JOHN POLYAK, Chief Financial Officer

John Polyak provides an outstanding record of successful experience in both Finance and Marketing, and with a strong background in Retail and Media Production Studio operations. Couple this with systems utilization and integration with SAP, JDA MMS, Lawson, Great Plains, Software 2000 and others. He has managed multibillion revenue systems with such companies as The Sports Authority and DHL. He has also spent years consulting on financial system platform installations, process improvements, SOX, Best Practice, Six Sigma/Lean, as well as new system design and installations, outsourcing/offshoring, mergers, and senior management support services. From 2007 to recently, John served as CFO at Brand Star, a multimillion-dollar direct response and educational TV media company, where he closely monitored cashflow, raised working capital, and maximized debt leveraging. At DHL, as a Director in Finance hired as a system integration specialist and process improvement expert, Mr. Polyak quickly stabilized a high transaction volume process (a million plus) with over $3.6 billion dollars in annual disbursements. He integrated two heavily modified legacy systems into SAP R/3 financial reporting platform. He then documented, implemented, tested, and remediated a complete Sarbanes Oxley controls environment for the payables operations. For five years at The Sports Authority, Mr. Polyak prepared and/or reviewed all sales, margin and inventory related reporting for this $2.5 billion retailer, including key reports and analysis for 10-K, 10-Q, and other SEC regulatory reporting, and supported the annual audit and quarterly review process. As a Senior Project Manager at JDA, an end-to-end supply chain solutions provider, Mr. Polyak managed and supported JDA system implementation projects for 37 different companies that were mostly Fortune 500 retail clients. Mr. Polyak is a Certified Public Accountant who earned his MBA in Banking and Finance from Hofstra University, and a Bachelor of Science in Accounting and Finance from the School of Management at Binghamton University.

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THE MADE IN USA INC. BOARD OF DIRECTORS

ADAM REISER, Chairman

MICHELLE TAN, Director

Michelle Tan, Co-Founder of Made In USA Inc., serves as the core strategist, and data analyst contributing massive amounts of the analytics necessary for the Company’s systems. She is the architect of the digital infrastructure enabling a tracking system that can reach multiple countries. Michelle’s hands-on supply chain experience essentially became the backbone of the project’s growth, allowing the company to implement reliable models in places as diverse as Washington, D.C., Abu Dhabi, Seoul, Poland, and the Philippines. She masterminded the token systems that verifies waterway cleanups and one that enables yachts and vessels to offset their damages using a traceable Pearl Pass. Her fluency in the practical mechanics of logistics, combined with a communications mindset, continues to draw attention from emerging markets looking for climate tech tools that work. Michelle also leads a front-facing education and outreach efforts, especially those focused on women-led sustainability. She has developed bilingual strategies targeting both Western and Asian stakeholders, opening new conversations between government partners, reshoring candidates, and environmental investors. Michelle earned her Master’s in Computer Sciences from Florida Atlantic University and is working toward her Doctorate with George Washington University.

MARTY MARTIN, Independent Director

Mr. Martin has been involved with MADE IN USA since its beginning and has always been a close advisor to Adam Reiser. His work in service to the United States has been invaluable and his knowledge of government Agencies and Departments will play a key role in the Company’s success. He is currently the CEO of International Oil Trading Company, Ltd. (“IOTC”) and its subsidiaries, an oil trading firm. He is part of the Executive Team at UNITY, a Veteran-owned business that offers best-in-class technology combined with a consultative approach, creating the opportunity to shape the next chapter in banking, with Vermont State Bank. In addition to his private sector experience, Mr. Martin has more than 29 years of government service including service with the U.S. Special Forces, the NSA and the CIA. Mr. Martin also served more than 15 years as a member of the Senior Intelligence Service under President George W. Bush. For UNITY’S Executive Leadership team and MADE IN USA ONE, Mr. Martin’s experience includes over 29 years of U.S. Government service including U.S. Special Forces, the National Security Agency, and the CIA, culminating in several years as a member of the CIA's Senior Intelligence Service. From 2004 through 2007 he served as Chief of Station in a strategic country in the Middle East in one of the most senior assignments in the Near East Division. Mr. Martin managed a multi-million-dollar budget, strategic programs, personnel, and families in high threat environment. His experience includes representing the CIA at the highest levels in foreign countries, the U.S. Executive Branch, the U.S. Congress, U.S. Military, on all intelligence and policy matters concerning the agency’s operations. In 2002 he was selected by the Director of Central Intelligence as the senior executive and operational manager to lead the Agency’s global effort to neutralize Al-Qaida. Mr. Martin is a graduate of the University of Maryland and holds a Bachelor of Arts specializing in International Relations and the Middle East.

LARRY LIGHT, Director

Larry is an executive with over thirty-five years of experience in the technology field. His experience spans product development, telecommunications, corporate management, and intellectual property licensing. He is currently a Business Development Executive with IBM’s corporate headquarters and works to develop partnerships between IBM and other technology and industry leading companies. Larry obtained a BSEE from University of Florida in 1981. He joined IBM, after graduation to work as an engineer in IBM’s Federal Systems Division on the Space Shuttle program at Kennedy Space Center. In 1984 he moved to join IBM’s personal computer group in Boca Raton Florida where he held a variety of positions including senior product development manager. In this role, he was responsible for development and worldwide introduction of highly successful personal computer systems. Larry joined Boca Research, in 1995 as Vice President of Engineering where he led a team of engineers to develop a variety of breakthrough first-of-a-kind communications products including the first to market PC consumer videophone, high speed analog modems, ISDN modems and TV video streaming set-top box platforms. Larry held several executive positions at Boca Research from 2000-2006, including COO and CEO. He was instrumental in the sale of the key assets of the company to TVR Communications in 2004 and held the position of CTO at TVR from 2004-2006. Larry rejoined IBM in 2007 as a project executive in IBM’s global engineering solutions team, where he led a team of engineers to design, manufacture and deliver complex custom IBM systems for medical and defense companies. In 2011, Larry joined IBM’ intellectual property and licensing business team, to drive partnerships on research innovations (AI, IOT, Healthcare) from IBM’s Research laboratories to technology companies across the globe. He retired from IBM in July 2025.

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LUCY SHEEHAN, Director

Luci Sheehan has been President of her consulting firm Strategic Sales & Marketing Initiatives since 2009, spearheading clients’ efforts to pioneer new products and ideas by driving results in the sales and marketing functions for CPG and Technology sectors. She spent 8 years with P&G from 1975-1983, advancing from Boston PS&D Sales Representative and District Field Representative to Unit Manager in NY PS&D, Special Assignment in PS&D Sales Merchandising, and Era Brand. She was P&G’s first female District Manager, leading NY PS&D (1981-83). After P&G, she built her career leading sales and marketing functions in consumer products, media, research, technology sectors and consulting. She has extensive experience with non-profit organizations, having served on multiple boards. Prior to joining the Foundation Board, she was a Foundation grant champion for three grants given to Street Business School (formerly Bead for Life), that supported expansion of business skill training, primarily for poor women from sub-Saharan Africa. She previously served as Chair of the Connecticut (CT) State Service Council for the American Red Cross, doing extensive fundraising for the first US program to train high school student leaders in HIV-AIDS Peer Education. Luci has also served as trustee at her alma mater Simmons University, (BA, History and Management), and chaired their Development Committee. She also created a “Leadership Council” of alumnae business leaders that provided financial support, mentoring program for undergraduate seniors, and connections to funding sources. She currently serves as Honorary Trustee. She also is recipient of the Simmons Alumnae Service Award. Other past board roles include CASA (Community Action Stops Abuse, St. Petersburg, FL), Chair, Boulder Community Health’s Patient-Family Advisory Council, and EFAA (Emergency Family Assistance Association), Boulder, CO, and Network of Executive Women (CPG/Retail Industry). Currently she is board member of WISE (Women Impacting Storebrand Excellence) for the Store Brands industry and continues as a leadership volunteer with Street Business School and Emergency Family Assistance Association. On the P&G Alumni Foundation board Luci serves as co-chair of the Chapter Synergies Committee and member of the Fundraising Committee.

Pete Petropoulos, Director

Item 8.01 Other Events.

Change in Company Name

On August 28, 2025, the new Board of Directors and shareholders holding a majority of the outstanding shares of common stock approved the following proposals (the “Proposals”):

•	To change the corporate name from Alixo-Yolloo Corporation to Made in USA Inc.
•	Increase authorized capital from 75,000,0000 shares of Common stock to 90,000,000 shares of Common Stock and 10,000,000 shares of “blank check” Preferred stock.
•	Change fiscal year end to December 31; and
•	Change the state of domicile from Nevada to Wyoming.

In connection with the Proposals detailed herein, the Company will file with the Financial Industry Regulatory Authority (FINRA) as an Over The Counter (OTC) Corporate Action Notice, to be processed by FINRA and published on the FINRA Daily List. As a result of these Proposals, we anticipate that our ticker symbol may change for a temporary period of time, with the addition of a “D”. We may or may not receive a new CUSIP number. At this time the FINRA Corporate Action remains pending. The Company will also request a symbol change from “ALXY” to “MADE” or similar. Until the official name change, our operation will answer to ALIXO-YOLLOO CORP doing business as (d/b/a) MADE IN USA INC.

We anticipate that we will file an 8-K with the Securities and Exchange Commission after completion of our FINRA Corporate Actions that may include, amongst other details, our new CUSIP number for our Common Stock and other pertinent information.

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The Company will also promptly file a Schedule 14C Information Statement in connection with Proposals and resulting Amendment of the Certificate of Incorporation to effect such Proposals. The Amendment of the Certificate of Incorporation will be filed promptly following the later of 20 days after filing of the Definitive Schedule 14C, or the FINRA effective date.

Change in Company Address, Business and Fictitious Firm Name

In addition, on August 28, 2025, the Board of Directors approved the following proposals:

•	To establish a Fictitious Firm Name for the Company, or “DBA” for the Company. The Company will promptly make the appropriate filings with the Nevada Secretary State to establish the fictitious business name of “Made in USA Inc.”. We note that the State of Nevada was recently the victim of a cyber-attack that has negatively affected many of its government computer systems, and as a result, the filing of our Fictitious Business Name notice may be delayed. Nevertheless, the Company will begin operating for almost all purposes under the name “Made in USA Inc.”, while the Company’s legal name will remain the same until the appropriate notices of name change are filed with FINRA and shareholder approval of such legal name change is effective pursuant to applicable US Securities laws.

•	To change the business of the Company as follows:

Made in USA Inc. specializes in the onshoring of industrial companies to help rebuild the USA’s manufacturing base and meet the demand for products manufactured in the USA. The company focuses on acquiring technology and existing business operations overseas and reshoring those operations to the USA. Made in USA Inc. is also developing technology to assist in the tracking and authenticity of the origin of products for digital output, industry and agriculture, ensuring customers know the origin of the data and products they consume. Providing validation and digital evidence so all parties can meet their compliance requirements. The company's technology is designed to help customers build and rely on a network of certified American products.

The company has identified industry verticals for its first acquisitions, identified potential acquisitions and is negotiating the first transaction in 2025. It plans to reshore the manufacturing to the Southeast United States in the Asheville, North Carolina, area.

Made in USA Inc. maintains a technology platform for tracking, authenticity, and validation. The technology is built on the foundation of both ERP and blockchain technologies and offers an industry-leading approach for providing products with a digital identity. The technology has been developed and tested over multiple years and is an operational commercial solution. The company has developed the solution and also partnered with several industry leaders.

•	Change the Company’s location and the location of the Company’s books and records has changed from Business Center Sunkar, Building 47B, Aktau 130002 KAZAKHSTAN, phone +1-252-34-66-1800, to 1712 Pioneer Avenue, Suite 500, Cheyenne, Wyoming 82001 USA, phone (561) 789-1139

•	To establish the Company’s official blockchain identifier:

Ethereum wallet: 0xcf3B0Be807b581B49a7CAD68EcEB48CB52196212

The above proposals were implemented immediately and require no additional regulatory or shareholder approvals.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been duly caused by the undersigned.

Dated: September 8, 2025	ALIXO-YOLLOO CORPORATION
dba MADE IN USA INC.

	By:	/s/ Adam Reiser
Adam Reiser Chief Executive Officer/Chairman

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